UNITED STATES

                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): January 14, 2004


                                  WELLCHOICE, INC.
               (Exact name of registrant as specified in its charter)




Delaware                            001-31513                71-0901607
(State or other jurisdiction of    (Commission           (I.R.S. Employer
 Incorporation or organization)     File Number)          Identification Number)


                11 West 42nd Street
                New York, New York                             10036
              (Address of principal executive offices)       (Zip Code)



         Registrant's telephone number, including area code: (212) 476-7800



                                   Not Applicable
(Former name, former address and former fiscal year, if changed since last report)


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Item 9.  Regulation FD Disclosure.

     Our Chief Financial Officer expects to meet with securities analysts and investors on January 14, 2004 and during the balance of this week. During these meetings, our Chief Financial Officer expects to confirm our ability to meet the earnings expectations given in a press release and conference call on October 23, 2003. A copy of that press release was attached as Exhibit 99.1 to the Form 8-K that WellChoice furnished to the Securities and Exchange Commission on October 23, 2003.

     All of the information furnished in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.


Cautionary Statement

     The press release referred to above contains forward-looking information about WellChoice that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Forward-looking information is based on management's estimates, assumptions and projections and is subject to significant uncertainties and other factors, many of which are beyond the company's control. Important risk factors could cause future results to differ materially from those estimated by management. Those risks and uncertainties include but are not limited to: the company's ability to accurately predict health care costs and to manage those costs through underwriting criteria, quality initiatives and medical management, product design and negotiation of favorable provider reimbursement rates; the company's ability to maintain or increase the company's premium rates; possible reductions in enrollment in the company's health insurance programs or changes in membership mix; the regional concentration of the company's business in the New York metropolitan area and the effects of economic downturns in that region or generally; future bio-terrorist activity or other potential public health epidemics; the impact of health care reform and other regulatory matters; the outcome of litigation; and the potential loss of the New York City account. For a more detailed discussion of these and other important factors that may materially affect WellChoice, please see the company's filings with the Securities and Exchange Commission, including the discussion of risk factors and historical results of operations and financial condition in its Annual Report on Form 10-K for the year ended December 31, 2002, its Quarterly Reports on Form 10-Q for the three months ended March 31, 2003, June 30, 2003, and September 30, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   January 14, 2004                    WELLCHOICE, INC.
                                            (Registrant)


                                            By:/s/ John Remshard
                                                   John Remshard
                                            Senior Vice President
                                            and Chief Financial Officer





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